Exhibit 99.1

Stock code: 688082	Stock Abbreviation: ACM Shanghai	Announcement No.: 2026-021

ACM Research (Shanghai), Inc.

Announcement of Resolutions of the Fifth Meeting of the Third Board of Directors

The Board of Directors and all directors of the Company warrant that this Announcement contains no misrepresentation, misleading statement, or material omission, and accept legal responsibility in accordance with applicable laws for the truthfulness, accuracy and completeness of the contents hereof.

I. Convening of the Board Meeting

On May 26, 2026, the fifth meeting of the third Board of Directors (the “Board”) of ACM Research (Shanghai), Inc. (the “Company”) was held in the meeting room located at Building B2, Lane 999, Dangui Road, China (Shanghai) Pilot Free Trade Zone. Seven (7) directors were entitled to attend the meeting, and seven (7) directors were in attendance. All directors acknowledged the notice period, content of proposals, and other matters with respect to the meeting. The convening and proceedings of the meeting complied with the relevant provisions of the Company Law of the People’s Republic of China (the “Company Law”), the Securities Law of the People’s Republic of China, and other applicable laws and regulations, as well as the Articles of Association of ACM Research (Shanghai), Inc. (the “AOA”) and the Rules of Procedure for the Board of Directors of ACM Research (Shanghai), Inc., and were legal and valid.

The meeting was presided over by Mr. HUI WANG, Chairman of the Board.

II. Resolutions Reviewed at the Board Meeting

(I) Proposal on the Offering of H Shares and Listing on the Main Board of the Stock Exchange of Hong Kong Limited was reviewed and approved

In order to deepen the Company’s global strategic deployment, leverage international capital markets, establish a diversified capital markets platform, further enhance the Company’s capital strength and overall competitiveness, accelerate its overseas business development, improve the “dual circulation” development pattern, and consolidate its industry position, the Company plans to offer overseas shares (H Shares) and list on the Main Board of the Stock Exchange of Hong Kong Limited (the “SEHK”) (the “H Share Listing”).

This proposal was reviewed and approved by the Strategy Committee of the Board and was submitted to the Board for approval.

Voting results: 7 votes for (representing 100% of the directors); 0 abstentions; 0 votes against.

This proposal remains subject to approval by the Company’s general meeting.

(II) Proposal on the Plan for the Offering of H Shares and Listing on the Main Board of the Stock Exchange of Hong Kong Limited were reviewed and approved on an item-by-item basis

The Board has approved the specific proposals regarding the H Share Listing on an item-by-item basis, as set forth below:

1. Listing venue

All H Shares offered publicly (in the form of ordinary shares) will be listed and traded on the Main Board of the SEHK.

Voting results: 7 votes for (representing 100% of the directors); 0 abstentions; 0 votes against.

2. Type and par value of shares to be offered

All shares to be issued in this offering will be H Shares (ordinary shares) to be listed on the Main Board of the SEHK, denominated in Renminbi with a par value of RMB 1.00 per share, and will be available for subscription in foreign currency.

Voting results: 7 votes for (representing 100% of the directors); 0 abstentions; 0 votes against.

3. Timing of offering and listing

The Company will choose an appropriate timing and offering window within the validity period of the resolutions of the general meeting to complete the H Share Listing. The specific timing of offering and listing shall be determined by the Board, as authorized by the general meeting, or its authorized person(s), acting individually or jointly on behalf of the Company, taking into account international capital market conditions, the progress of domestic and overseas regulatory approvals and filings, and other relevant factors.

Voting results: 7 votes for (representing 100% of the directors); 0 abstentions; 0 votes against.

4. Offering method

This offering will be conducted by way of a Hong Kong public offering and an international placing of new shares. The Hong Kong public offering means an offering of ordinary shares to the public in Hong Kong. In accordance with international capital market practices and conditions, the international placing includes without limitation: (1) an offering outside the United States through overseas transactions pursuant to Regulation S under the U.S. Securities Act of 1933, as amended; and (2) offering in the United States to qualified institutional investors pursuant to Rule 144A under the U.S. Securities Act of 1933, as amended (or other available exemptions). The specific offering method shall be determined by the Board, as authorized by the general meeting, or its authorized person(s), acting individually or jointly on behalf of the Company, in accordance with the applicable laws and regulations, and taking into account domestic and overseas regulatory approvals and filings, and market conditions.

Voting results: 7 votes for (representing 100% of the directors); 0 abstentions; 0 votes against.

5. Offering size

Subject to the compliance with, or exemption from, applicable regulatory requirements of the SEHK, including the minimum offering percentage, minimum public float, and minimum free float, the Company shall determine the offering size based on its funding needs and capital requirements for future business development. The number of H Shares proposed to be issued in this offering shall not exceed 7% of the Company’s total share capital immediately following completion of this offering (prior to the exercise of the over-allotment option). The overall coordinators are authorized to exercise an over-allotment option for up to 15% of the total number of H Shares so offered. The final offering size and offering percentage shall be determined by the Board, as authorized by the general meeting, or its authorized person(s), acting individually or jointly on behalf of the Company, in accordance with applicable laws and regulations, and taking into account domestic and overseas regulatory approvals and filings, and market conditions, based on the number of H Shares actually issued upon completion of this offering pursuant to the international underwriting agreements and the Hong Kong underwriting agreements entered into between the Company and the relevant underwriters. Any resulting increase in the registered capital of the Company shall depend on the actual number of new shares issued upon completion of this offering, and shall be subject to the requisite approvals of or filings with the competent domestic and overseas regulatory authorities, the SEHK, and other competent authorities.

Voting results: 7 votes for (representing 100% of the directors); 0 abstentions; 0 votes against.

6. Pricing method

The offering price of the H Shares shall be determined by the Board, as authorized by the general meeting, or its authorized person(s), acting individually or jointly on behalf of the Company, through consultation with the overall coordinator(s), giving full consideration to the interests of the Company’s existing shareholders, domestic and international capital market conditions, international market practice, and using a market-based pricing approach based on market subscriptions, order demands, and bookbuilding results.

Voting results: 7 votes for (representing 100% of the directors); 0 abstentions; 0 votes against.

7. Offerees

The H shares issued in this offering are proposed to be offered globally to investors outside the People’s Republic of China (the “PRC”) (“outside the PRC”, for the purpose of this proposal, including the Hong Kong Special Administrative Region, the Macao Special Administrative Region, Taiwan, and foreign countries) who meet the relevant requirements, and qualified domestic investors who are eligible to invest in overseas securities in accordance with applicable PRC laws and regulations, including Hong Kong public investors participating in the Hong Kong public offering, international investors participating in the international placing, qualified domestic institutional investors (QDII) of the PRC, and other domestic investors of the PRC approved by regulatory authorities to engage in overseas securities investment. The specific offerees shall be determined by the Board, as authorized by the general meeting, or its authorized person(s), acting individually or jointly on behalf of the Company, in accordance with applicable laws and regulations, and taking into account domestic and overseas regulatory approvals and market conditions.

Voting results: 7 votes for (representing 100% of the directors); 0 abstentions; 0 votes against.

8. Offering principles

This offering will be conducted by way of a Hong Kong public offering and an international placing of new shares. The initial allocation percentages shall be determined by the Board or its authorized person(s), acting individually or jointly on behalf of the Company, in accordance with the Rules Governing the Listing of Securities on the Stock Exchange of Hong Kong Limited (the “Hong Kong Listing Rules”) and other applicable laws and regulations, and taking into account the advice of the sponsors, the overall coordinators and other relevant intermediaries at the time. The number of shares to be allocated to subscribers in the Hong Kong public offering will be determined based on the number of valid applications received. The allocation will be made based on the number of shares applied for under valid applications and the over-subscription multiple, and in strict accordance with the Hong Kong Listing Rules and the allocation ratios prescribed (or permitted to be varied) by the guidance letter issued by the SEHK from time to time. Where appropriate, the allocation may also be made by ballot, whereby certain applicants may be allocated a higher percentage of shares than others who have subscribed for the same number of shares, and the applicants who are not successful in the ballot may not be allocated any shares. The portion of shares publicly offered in Hong Kong will be subject to a clawback mechanism (if applicable) established according to the over-subscription multiples set forth in the Hong Kong Listing Rules, the Guide for New Listing Applicants published by the SEHK, and relevant amendments or updates published by the SEHK from time to time, or as otherwise waived by the SEHK. The Company may also apply to the SEHK for an exemption from the designated allocation percentage under the clawback mechanism and/or the allocation mechanism in accordance with the Hong Kong Listing Rules and the specific offering size.

The proportion of the international placing will be determined based on the final proportion of the Hong Kong public offering (after any clawback and/or re-allocation, if applicable). The offerees and allocation size under the international placing will be determined based on the aggregate orders, taking into account various factors, including without limitation the overall over-subscription multiple, quality, importance and past transaction track record of investors, timing and size of orders placed by investors, price sensitivity, degree of participation in pre-deal investor education, and expected post-listing behavior of investors. In the allocation under the international placing, priority will generally be accorded to cornerstone investors (if any), strategic investors (if any), and institutional investors. The qualifications of cornerstone investors for the H Share offering and the specific allocations to such investors will be determined in accordance with the applicable laws, regulations and other normative documents, the relevant requirements of the SEHK, and prevailing market conditions at the time.

This announcement of the proposed offering does not constitute an offer to sell or a solicitation of an offer to purchase shares of the Company in any country or jurisdiction where such offer or sale is not permitted, nor does the Company solicit any person to make an offer to purchase its shares. The Company may sell or accept offers to purchase its shares only after the publication of the prospectus in connection with the H Share Listing in accordance with the requirements of the Hong Kong Listing Rules (except for cornerstone investors and strategic investors, if any).

Voting results: 7 votes for (representing 100% of the directors); 0 abstentions; 0 votes against.

9. Underwriting arrangement

The offering in connection with the H Share Listing will be underwritten by an underwriting syndicate organized by the overall coordinators as lead underwriters. The specific underwriting arrangement shall be determined by the Board, as authorized by the general meeting, or its authorized person(s), acting individually or jointly on behalf of the Company, taking into account the international capital market conditions, domestic and overseas regulatory approvals and filings, and other relevant factors.

Voting results: 7 votes for (representing 100% of the directors); 0 abstentions; 0 votes against.

10. Analysis of fundraising costs

The costs of the H Share Listing are expected to include sponsor fees, underwriting commissions, fees of the Company’s PRC and overseas legal counsels, the underwriters’ PRC and overseas legal counsel fees, auditor fees, internal control advisor fees, industry consultant fees, compliance advisor fees, financial public relations fees, printing fees, share registrar fees, listing application fees payable to the SEHK, roadshow expenses, and other intermediary fees. The exact amounts of such costs are yet to be determined.

Voting results: 7 votes for (representing 100% of the directors); 0 abstentions; 0 votes against.

11. Engagement of intermediaries

The professional intermediaries to be engaged in connection with the H Share Listing include without limitation the sponsors, members of the underwriting syndicate (including the overall coordinators, global coordinators, bookrunners, lead managers and capital markets intermediaries), the Company’s PRC and overseas legal counsel, the underwriters’ PRC and overseas legal counsel, auditors, internal control consultants, industry consultants, printers, compliance advisors, company secretary, ESG consultants, financial public relations firms, roadshow companies, receiving banks, H Share registrar, due diligence service providers, litigation search agents (if required), overseas counsel, sanctions counsel and other intermediaries related to the H Share Listing. Except for the intermediaries directly engaged by the general meeting of the Company, the engagement of such intermediaries by the Board and/or its authorized persons, and execution of relevant engagement letters or agreements with such intermediaries shall be authorized, confirmed and ratified by the general meeting of the Company.

Voting results: 7 votes for (representing 100% of the directors); 0 abstentions; 0 votes against.

The aforesaid offering plan is a preliminary plan, remains subject to approval by the Company’s general meeting, and may only be implemented after completion of the filing with the China Securities Regulatory Commission (the “CSRC”) and the legal procedures with the SEHK and other securities regulatory authorities in respect of the H Share Listing. In order to facilitate the Company’s application for the H Share Listing, it is proposed that the general meeting authorize the Board and its authorized persons to determine or adjust the offering plan for the H Share Listing as the circumstances may require.

This proposal was reviewed and approved by the Strategy Committee of the Board on an item-by-item basis, and was submitted to the Board for approval.

This proposal remains subject to approval by the Company’s general meeting on an item-by-item basis.

(III) Proposal on the Company’s Conversion into a Joint Stock Company with Overseas Offering was reviewed and approved.

For the purpose of the H Share Listing, and in accordance with applicable laws and regulations, after completion of the requisite filings and approvals in connection with the H Share Listing, the Company shall, pursuant to the terms and conditions set forth in the prospectus and the international placing documents for H Shares, issue and allot H Shares to overseas professional institutions, enterprises, natural persons, and other qualified investors on such date as determined by the Board and/or its authorized persons (acting individually or jointly on behalf of the Company) and/or the underwriters appointed by them (or their representatives), and list such shares on the Main Board of the SEHK. Upon completion of the H Share Listing, the Company will be converted into a joint stock company with overseas offering.

This proposal was reviewed and approved by the Strategy Committee of the Board and was submitted to the Board for approval.

Voting results: 7 votes for (representing 100% of the directors); 0 abstentions; 0 votes against.

This proposal remains subject to approval by the Company’s general meeting.

(IV) Proposal on the Use of Proceeds from the Offering of H Shares was reviewed and approved

The proceeds from the H Share Listing, after deduction of the relevant offering costs, will be applied toward, among others, further product development and enhancement of independent R&D capabilities, improvement of global market expansion and service capabilities, replenishment of general working capital, and repayment of bank loans.

The Board proposes that the general meeting authorize the Board and its authorized persons, within the scope of use of the offering proceeds approved by the general meeting, to adjust the use of the offering proceeds, taking into account, among other factors, the feedback provided by the relevant government authorities, regulatory authorities, or stock exchange during the approval and filing process for the H Share Listing, and the Company’s business conditions and actual needs. Such adjustments include without limitation the adjustment and determination of specific investment directions and use plans; appropriate adjustments to the selection, sequence and investment amounts allocated to projects funded by the offering proceeds; determination of the implementation schedule for investment projects funded by the offering proceeds; execution of major contracts in connection with the operation of investment projects funded by the offering proceeds; and determination of the use of over-raised funds (if applicable) as disclosed in the prospectus. The specific use and allocation plan of the offering proceeds shall be disclosed in the H Share prospectus officially published by the Company.

This proposal was reviewed and approved by the Strategy Committee of the Board and was submitted to the Board for approval.

Voting results: 7 votes for (representing 100% of the directors); 0 abstentions; 0 votes against.

This proposal remains subject to approval by the Company’s general meeting.

(V) Proposal on the Validity Period of the Resolutions for the Offering and Listing of H Shares was reviewed and approved

For the purpose of the H Share Listing, it is proposed that the validity period of the resolutions regarding the H Share Listing be twenty-four (24) months from the date of approval thereof by the Company’s general meeting, and if the Company obtains the filing or approval documents from the competent regulatory authorities for the H Share Listing within such validity period, such validity period shall be automatically extended to the later of the completion date of the H Share Listing and the date of exercise date and completion of the over-allotment option (if any).

Voting results: 7 votes for (representing 100% of the directors); 0 abstentions; 0 votes against.

This proposal remains subject to approval by the Company’s general meeting.

(VI) Proposal on the Distribution of Retained Profits Accumulated Prior to the Offering of H Shares was reviewed and approved

In order to balance the interests of the Company’s existing shareholders and future H Share holders, the retained profits of the Company accumulated prior to the H Share Listing, after deduction of the dividends proposed to be distributed by the Company prior to the H Share Listing in accordance with applicable laws, regulations, normative documents, and the AOA, as approved by the general meeting (if any), shall be shared by the existing and new shareholders in proportion to their respective shareholding percentages immediately after the completion of the H Share Listing.

This proposal was reviewed and approved by the Audit Committee of the Board and was submitted to the Board for approval.

Voting results: 7 votes for (representing 100% of the directors); 0 abstentions; 0 votes against.

This proposal remains subject to approval by the Company’s general meeting.

(VII) Proposal on Requesting the General Meeting to Authorize the Board of Directors and its Authorized Persons to Handle Matters Relating to the Offering and Listing of H Shares was reviewed and approved

For the purpose of the H Share Listing, the Board proposes to request the general meeting to authorize, confirm, and ratify all acts done by the Board and/or its authorized persons in their sole discretion, in accordance with the principles of, and within the framework and validity period of the resolutions for the H Share Listing as approved by the general meeting, whether individually or jointly on behalf of the Company, in connection with application to the competent overseas governmental and regulatory authorities, and other matters relating to the H Share Listing, including without limitation:

1. In accordance with the opinions of the competent domestic and overseas governmental and regulatory authorities, and stock exchanges (including without limitation the CSRC, the Securities and Futures Commission of Hong Kong (the “SFC”), the SEHK, China Securities Depository and Clearing Corporation Limited, the Hong Kong Companies Registry, and Hong Kong Securities Clearing Company Limited), and taking into account market conditions and other circumstances, to amend, refine, finalize, and organize the implementation of the plan for the H Share Listing, including without limitation, determining the specific offering size, offering percentage, offering price (including currency, price range, and final pricing), timing of offering, offering method, offerees, share allocation plan, allocation ratios, pricing mechanism, over-allotment arrangements, introduction of cornerstone investors (if any) and execution of cornerstone investment agreements (including affixing the Company’s seal thereto, if required), strategic investors (if any), the specific use and allocation plan of offering proceeds, and other matters in respect of the H Share Listing; approving the issuance of new shares in accordance with the terms of the prospectus; approving the payment of necessary offering costs, including without limitation initial listing fees; estimating offering costs; and publishing official notices and other announcements related to the H Share Listing.

2. Where they deem necessary or appropriate, to draft, amend, sign, submit and publish the prospectus and its application proofs and post-hearing information packs (in Chinese and English, the same below), overall coordinator announcements, official notices, red herring prospectus, international placing circulars and other submissions; to go through approval, registration, filing, authorization, consent and other procedures with the competent domestic and overseas governmental and regulatory authorities in connection with the H Share Listing; to approve profit and cash flow forecasts; to approve, draft, amend, sign, execute, suspend or terminate any agreements related to the H Share Listing, including without limitation sponsor and overall coordinator engagement agreements, overall coordinator engagement agreements (if applicable), capital market intermediary agreements, underwriting agreements (including Hong Kong underwriting agreements and international underwriting agreements), connected/related party transaction agreements (including determination of the annual caps for transactions thereunder), advisory agreements, investment agreements (including without limitation cornerstone investment agreements), non-disclosure agreements, H Share registrar agreements, receiving bank agreements, Fast Interface for New Issuance (FINI) agreements, pricing agreements, company secretary appointment agreement, corporate services provider engagement agreement (if any), eIPO agreements, and other intermediary engagement agreements related to the H Share Listing (including without limitation engagement of PRC and international legal counsels to the Company and the underwriters, sanctions counsels, industrial consultants, printers, public relations firms, auditors, internal control consultants, receiving banks, ESG consultants, compliance consultants, due diligence service providers, litigation search agencies (if required), and overseas counsels), waiver applications, service contracts/letters of appointment (including without limitation employment agreements/contracts for directors (including independent non-executive directors) and senior executives), prospectus, and other letters of undertaking, confirmation and authorization, and other material contracts, agreements, undertakings, deeds, and letters required to be presented to the sponsors, the CSRC, the SFC, the SEHK and other institutions in connection with the H Share Listing, and to affix the Company’s seal to such documents; to appoint, remove or replace the company secretary, the authorized representative responsible for communication with the SEHK, and the Company’s process agent in Hong Kong; to engage sponsors, members of the underwriting syndicate (including overall coordinators, global coordinators, book-runners, lead managers, capital markets intermediaries, etc.), financial advisers, compliance advisers, PRC and international legal counsel to the Company and the underwriters, sanctions counsels, intellectual property counsels (if any), auditors, industrial consultants, internal control consultants, valuers (if any), printers, company secretary, public relations firms, H Share registrars, corporate secretarial service providers, receiving banks and other intermediaries related to the H Share Listing; to communicate with the competent domestic and overseas governmental and regulatory authorities (including without limitation the CSRC, the SFC, the SEHK and other competent industry authorities) on behalf of the Company, and to make relevant undertakings, statements, confirmations and/or authorizations; to confirm and approve waiver applications; to approve and sign documents required for the H Share Listing (including without limitation the prospectus, electronic forms, minutes and resolutions of Board meetings, minutes and resolutions of general meetings, letters of undertaking, powers of attorney, verification notes and other reference documents, and statements of responsibility); to determine the expenses, and publish official notices and all announcements relating to the H Share Listing; to finalize, distribute, print in bulk or publish the prospectus (including without limitation application proofs, post-hearing information packs, Hong Kong prospectus, red herring prospectus and international placing circulars); to approve and sign agreements such as H Share registrar agreement and FINI agreement; to approve the issuance of share certificates, share transfers, and the affixing of the Company’s seal to documents related to the H Share Listing; to go through approval, registration, filing, authorization, consent and other procedures related to trademarks and intellectual property registrations (if required) and registration of the prospectus; to purchase directors and officers liability insurance and prospectus liability insurance in accordance with regulatory requirements and market practice, and to handle matters relating to the purchase of such insurance (including without limitation determination of the insurers, insurance amounts, premiums and other insurance terms, selection and engagement of insurance brokers or other intermediaries, execution of relevant legal documents and other insurance-related matters, and renewal or re-purchase upon or prior to the expiration of their policy term); to appoint authorized representatives as the primary liaisons with the SEHK in accordance with Rule 3.05 of the Hong Kong Listing Rules; to authorize the Board and its authorized persons to handle all matters necessary for the application for registration with the E-Submission System (the “ESS”) of the SEHK on behalf of the Company, and to sign all necessary documents (including without limitation execution of the relevant application documents and other related documents, confirmation of the identity and roles of authorized users of the ESS account, submission of relevant user information, acceptance of the ESS terms of use as formulated and amended from time to time by the SEHK, and follow-up matters related to ESS registration); to apply to Hong Kong Securities Clearing Company Limited for admission to the Central Clearing and Settlement System (the “CCASS”), and to submit and issue relevant documents, undertakings, confirmations and authorizations; to approve the uploading of the application proofs of the prospectus and announcement of overall coordinator appointment (including any amendment thereto), and post-hearing information packs on the websites of the SEHK, the Company and/or the Shanghai Stock Exchange (if required); and to handle other matters related to the H Share Listing;

3. Pursuant to the H Share Listing plan approved by the general meeting, to approve, draft, amend, sign, complete and submit to the competent domestic and overseas government and regulatory authorities, stock exchanges, and other organizations or individuals (including without limitation the CSRC, the SFC, the SEHK, China Securities Depository and Clearing Corporation Limited, the Hong Kong Companies Registry, Hong Kong Central Clearing and Settlement System Limited, and other competent industry authorities), all applications, memoranda, reports, materials, feedback or responses (written or oral), undertakings, confirmations, authorizations, or any other necessary documents (including any drafts thereof) in connection with the H Share Listing, and affix the Company’s seal to the relevant documents (if required); to go through approval, registration, filing, authorization, consent and other procedures related to the H Share Listing (including without limitation registration of the Company as a “non-Hong Kong company”, appointment of the Company’s service agent in Hong Kong responsible for receiving legal process and notices on behalf of the Company, completion of the registration of trademarks and intellectual property rights (if necessary), registration of the prospectus, submission of the SEHK listing application form (i.e., Form A1) and other materials and documents); to communicate with the sponsors, competent government and regulatory authorities, and make undertakings, representations, confirmations, and/or authorizations on behalf of the Company; and to do all acts and things that they may deem necessary, appropriate or desirable for the H Share Listing.

4. Without limiting the generality of Paragraphs 1 to 3 above, in accordance with the relevant rules of the SEHK, on behalf of the Company, to approve, sign and adopt the formats and content of Form A1 and other related documents (including without limitation relevant waiver applications, forms, checklists, and legal opinions), including undertakings, representations, and confirmations attached thereto, and subsequent amendments, updates, renewals, or resubmissions; to approve the payment of the Hong Kong listing fees; to confirm the adequacy of working capital with the sponsors, and issue letters of confirmation regarding matters set out in Form M104 (other required information) and other matters of the Company; to determine offering exemptions and submit waiver applications to the SEHK and the SFC (if required); to authorize the sponsors or their overseas counsels to submit Form A1, draft prospectus, and other documents, information, and fees required under the Hong Kong Listing Rules upon submission of Form A1, sign Form A1 and the accompanying undertakings, representations, and confirmations on behalf of the Company, and upon submission of such forms and other related documents:

(1) On behalf of the Company, to make the following undertakings, confirmations, and authorizations set out in Form A1 (or in the event of any amendment made by the SEHK or the SFC to Form A1, make the undertakings in accordance with Form A1 as amended on behalf of the Company), and confirm that such undertakings will not be changed or withdrawn without the prior consent of the SEHK:

① So long as any securities of the Company are listed on the SEHK, the Company will always comply, and inform its directors and controlling shareholders of their obligation to comply, with all provisions of the Hong Kong Listing Rules in force from time to time, and confirms that it has complied during the listing application process, and will continue to comply, and has informed its directors and controlling shareholders of their obligation to comply, with all applicable provisions of the Hong Kong Listing Rules and guidance materials thereunder;

② During the listing application process, the Company will submit, or cause to be submitted, to the SEHK, information which is accurate, complete and not misleading or deceptive in all material respects, and confirms that Form A1 and all accompanying documents are accurate, complete and not misleading or deceptive in all material respects;

③ In the event of any change which renders (i) any information contained in Form A1 or draft offering documents; or (ii) any information submitted to the SEHK during the listing application process, inaccurate, incomplete, misleading or deceptive in any material respect, the Company will notify the SEHK as soon as practicable;

④ Prior to the commencement of dealings in its securities, the Company will submit to the SEHK, through the FINI system, the declaration required under Rule 9.11(37) of the Hong Kong Listing Rules (set out in Form F of the Regulatory Forms);

⑤ The Company will submit documents to the SEHK at the appropriate time in accordance with Rules 9.11(35) through 9.11(39) of the Hong Kong Listing Rules; and

⑥ The Company will comply with the procedures and formatting requirements for publication and communication of information as published by the SEHK from time to time;

(2) On behalf of the Company, to authorize the SEHK to file with the SFC copies of the following documents in accordance with Sections 5 and 7 of the Securities and Futures (Stock Market Listing) Rules (Chapter 571V of the Laws of Hong Kong) as referred to in Form A1:

① Pursuant to section 5(1) of the Securities and Futures (Stock Market Listing) Rules, the Company shall file with the SFC a copy of its listing application (as defined in Section 2 of the Securities and Futures Ordinance). Pursuant to Section 5(2) of the Securities and Futures (Stock Market Listing) Rules, the Company shall authorize in writing the SEHK, upon filing by the Company of the documents relating to its listing application (including without limitation Form A1 and all accompanying documents) with the SEHK, to file all such documents with the SFC on behalf of the Company simultaneously;

② To confirm that both the SEHK and the SFC have unrestricted access to all materials and documents filed and submitted by the Company or its advisers and agents, in connection with its listing application, and upon the filing and submission of such materials and documents, the SEHK shall be deemed to have discharged its responsibility of filing such materials and documents with the SFC on behalf of the Company as referred to above;

③ After the Company’s securities are listed on the SEHK, pursuant to Sections 7(1) and 7(2) of the Securities and Futures (Stock Market Listing) Rules, the Company shall file with the SFC all announcements, statements, notices, circulars or other documents made or issued by or on behalf of the Company to the public or holders of its securities. Pursuant to section 7(3) of the Securities and Futures (Stock Market Listing) Rules, the Company shall authorize in writing the SEHK, upon filing by the Company of such documents with the SEHK, to file all such documents with the SFC on behalf of the Company simultaneously;

(3) On behalf of the Company, to undertake to execute such documents as may be required by the SEHK to give effect to the authorization referred to above. The manner of filing and number of copies of documents to be filed with the SEHK shall be specified by the SEHK from time to time;

(4) The authorization referred to above shall not be amended or revoked in any manner without the prior written approval of the SEHK (which approval may be granted or withheld by the SEHK in its sole discretion). The Company further undertakes to execute such documents as may be required by the SEHK to give effect to the authorization referred to above.

5. Approving and signing the listing application, approving and signing other relevant documents to be signed by the Company as required by the SEHK for listing and offering of stocks, and approving and signing other documents customarily required for the listing of H shares, including but not limited to: approving and signing the Form A1 and documents associated therewith (including but not limited to relevant applications for waiver, appendices, forms, and lists) in the form and content thereof, including the undertakings, confirmations, and/or powers of attorney made on behalf of the Company to the sponsors, SEHK, and/or SFC, and documents associated with the Form A1, and making any appropriate amendment to the Form A1 and documents associated therewith; approving, signing, and certifying verification notes, letters of responsibility, and other reference documents; approving and signing back-to-back confirmation letters on behalf of the Company that are issued to the sponsors with respect to the content of A1 application documents; approving and signing the confirmation of litigation search on behalf of the Company that is issued to the sponsors; authorizing the sponsors to submit the Form A1 and other documents associated with the H Share Listing to the SEHK and the SFC with respect to the H Share Listing; authorizing the sponsors to contact and communicate with relevant regulatory authorities and take any necessary acts for the H Share Listing on behalf of the Company (including but not limited to communicating with the SEHK or the SFC on behalf of the Company on issues and matters concerning the H Share Listing they raised); and authorizing the Board of Directors and its authorized person to, either alone or jointly, provide the assistance to be provided by a listed issuer to its sponsor under Article 3A.05 of the Hong Kong Listing Rules on behalf of the Company in accordance with such article, so that the sponsors can perform their roles.

6. Making corresponding adjustment and amendment to the AOA, relevant procedural rules, and other corporate governance regulations formulated or amended for the H Share Listing that are reviewed and approved by the general meeting and Board of Directors with reference to changes in domestic and overseas laws, regulations, and normative documents, the requirements and recommendations of domestic and overseas government authorities, regulatory authorities, stock exchanges, etc., and the actual condition of the H Share Listing (including but not limited to making adjustment and amendment to the text, chapters, articles, effective conditions, etc.), and making corresponding adjustment and amendment to the content of the AOA concerning the registered capital and capital structure after the H Share Listing; authorizing the Company’s Board of Directors and/or its authorized person to amend or terminate the Company’s relevant regulation documents (if applicable) according to the overseas listing regulatory environment in consideration of the actual conditions of the Company; completing the registered capital change formalities with relevant domestic and overseas government authorities, regulatory authorities, etc. (including but not limited to the CSRC, administrations for market regulation, corporate registration authorities, and other relevant government authorities) in accordance with law before and after the H Share Listing, completing the approval, review, change, registration, or filing formalities for the documents above, and registering the stocks of the H Shares with relevant registration authorities in accordance with the provisions of relevant domestic and overseas laws, regulations, and normative documents; drafting, amending, and adopting other corporate governance documents that must be adopted by the Company for the H Share Listing in accordance with the requirements of domestic and overseas laws and regulations and regulatory authorities; and completing affairs for requesting to list the Company’s shares on the Main Board of the SEHK.

7. Approving to submit a duplicate of relevant resolutions (or summaries) on the H Share Listing to the CSRC, the SFC, the SEHK, and any other regulatory authorities after, if necessary, being certified (including electronic certification) by any director and the corporate secretary or the Company’s legal advisor, and/or at request, to send such duplicate to other relevant parties and professional advisors participating in the listing project, including the sponsors. Certifying, adopting, and signing the prospectus, application forms, other documents to be submitted to the SEHK and the Companies Registry of Hong Kong, and the Company’s reference documents, etc.

8. Within the scope reviewed and approved by the general meeting, determining the specific investment purposes of the proceeds and the specific fund amount required, or adjusting the use of the proceeds in accordance with the relevant comments given by government authorities, regulatory authorities, or stock exchanges during the approval process and with reference to the Company’s operation and actual conditions, etc. (including but not limited to adjusting and determining the specific investment projects and use plans, making appropriate adjustment to the selection, order, and amount of the proceeds for investment projects, determining the investment plan and progress for projects invested with the proceeds, signing significant contracts during the operation of projects invested with the proceeds, and determining the use of over-raised funds in accordance with the disclosure of the prospectus (if applicable)); determining the special deposit account for the proceeds and the proceeds supervision agreement (if any); use the proceeds (including the use of temporarily idle proceeds) after the H Share Listing is completed; and completing relevant approval and filing formalities (if necessary) with relevant government authorities for the specific projects invested with the proceeds. The specific use of the proceeds and investment plans thereof shall be subject to those disclosed in the prospectus for H Shares officially released by the Company.

9. Making corresponding amendment, as required by relevant government authorities, regulatory authorities, or stock exchanges and the relevant approval or filing document, to the content of relevant resolutions that have been reviewed and approved by the general meeting in connection with the H Share Listing, except for the amendments that must be reviewed by the general meeting in accordance with relevant laws and regulations and regulatory rules.

10. Specifically handling all the affairs in connection with the H Share Listing, signing (including affixing the Company’s seal, if necessary) and, as appropriate at its discretion, making amendment, adjustment, or supplementation to legal documents in connection with the H Share Listing, and approving relevant matters.

11. Submitting to and receiving from government authorities and regulatory authorities, including the Companies Registry of Hong Kong, documents in connection with the H Share Listing (including but not limited to determining or changing the AOA, directors, the corporate secretary, the Company’s main place of business in Hong Kong, the Company’s agency for receiving legal procedural documents and notices in Hong Kong (if necessary), and relevant documents on registration as a “non-Hong Kong company”, etc.), and handling the approval, registration, or filing formalities and other necessary or appropriate affairs in connection with relevant signed documents.

12. For the purpose of the H Share Listing, further improving the corporate governance structure in accordance with the provisions of the Hong Kong Listing Rules and other domestic and overseas laws, regulations, and normative documents and the requirements of relevant regulatory authorities, and with reference to actual conditions of the Company, employ the corporate secretary under the Hong Kong Listing Rules, appointing the authorized representative under the Hong Kong Listing Rules and the authorized representative under Part 16 of the Companies Ordinance of Hong Kong (Cap. 622), who shall assist the Company in communication, coordination, etc. with Hong Kong regulatory authorities after the H Share Listing. Meanwhile, to complete the employment affairs in an efficient and orderly manner, the Company’s Board of Directors and its authorized person are fully authorized to, either alone or jointly, handle the employment affairs of the corporate secretary and authorized representatives, including but not limited to preliminary negotiation, pricing, conclusion of employment agreements, etc., and may make adjustment to the person as necessary.

13. Where the Board of Directors and its authorized person, either alone or jointly, have taken any of the acts and steps above and decided, signed, and delivered all relevant documents on behalf of the Company for the H Share Listing, approving, confirming, and ratifying such acts and steps and all relevant documents, and specifically handling other affairs in connection with the H Share Listing.

14. Completing affairs for the trading of stocks on the SEHK after the H Share Listing is completed, and complying with and handling other affairs as required by the Hong Kong Listing Rules.

15. The authorization above shall include, as appropriate at its discretion, the right to make amendment, adjustment, or supplementation to relevant content, the right to sign any relevant document and to submit a request to any relevant authority, and the right to complete necessary formalities and take other acts, and shall cover the relevant matters where the Board of Directors and/or its authorized person may be authorized under this proposal to handle re-submission affairs (if necessary) when the Company needs to re-submit the Form A1 and draft prospectus to the SEHK if the original application expires in accordance with Article 9.03 of the Listing Rules, and other documents, information, and fees to be submitted together with the Form A1 in accordance with the requirements of the Listing Rules.

The authorization above is valid for twenty-four (24) months from the date on which this proposal is reviewed and approved by the general meeting. If the Company gets the filing or approval document for the H Share Listing from a relevant regulatory authority within the valid period above, the valid period of the authorization above shall be automatically extended to the date when the H Share Listing is completed, the date when the over-allotment option (if any) is exercised and completed, or the date when the affairs authorized above are completed, whichever is later.

Voting results: 7 votes for (representing 100% of the directors); 0 abstentions; 0 votes against.

This proposal remains subject to approval by the Company’s general meeting.

(VIII) Proposal on Designation of Authorized Person of the Board of Directors was reviewed and approved

To meet the needs for the H Share Listing, subject to the approval by the general meeting of the proposal regarding requesting the general meeting to authorize the Board of Directors and its authorized persons to handle matters relating to the offering and listing of H Shares in their sole discretion, JIAN WANG is hereby designated as the authorized person of the Board to, within the scope  of authorization under such proposal, specifically handle the matters set forth therein and any other matters related to the the H Share Listing as authorized by the Board. The period of authorization shall be the same as set forth in the proposal regarding requesting the general meeting to authorize the Board and its authorized persons to handle matters relating to the offering and listing of H Shares in their sole discretion.

Voting results: 7 votes for (representing 100% of the directors); 0 abstentions; 0 votes against.

(IX) Proposal on the Change of Registered Capital, Adjustment of the Size of the Board of Directors, and Amendment of the AOA was reviewed and approved

Voting results: 7 votes for (representing 100% of the directors); 0 abstentions; 0 votes against.

This proposal remains subject to approval by the Company’s general meeting.

For details, refer to the Announcement on Changing the Registered Capital, Adjusting the Size of the Board of Directors, and Amending the AOA (Announcement No. 2026-022), which was disclosed on the website of the Shanghai Stock Exchange (http://www.sse.com.cn) on the same date as this announcement.

(X) Proposal Regarding Amendments to the Rules of Procedure for the Strategy Committee of the Board of Directors was reviewed and approved

In light of the Company’s strategic development needs and corporate governance optimization, and to further improve the composition of the specialized committees of the Board of Directors and enhance the rigor and effectiveness of strategic decision-making, the Company intends to increase the size of the Strategy Committee of the Board from three (3) persons to five (5) members, and to amend the Rules of Procedure for the Strategy Committee of the Board accordingly. This amendment solely concerns the adjustment to the size of the committee and does not have any material impact on the existing responsibilities and authorities of the committee or the rules of procedure.

Voting results: 7 votes for (representing 100% of the directors); 0 abstentions; 0 votes against.

(XI) Proposal on Amendments to the AOA (Draft) and Relevant Rules of Procedure (Draft) Applicable after H Share Listing was reviewed and approved

In accordance with the provisions of the Company Law, the Securities Law, the Interim Measures for the Administration of Overseas Securities Offering and Listing by Domestic Enterprises, the Guidelines for Articles of Association of Listed Companies, and other relevant Chinese domestic laws, administrative regulations, department rules, and normative documents, and the requirements of the Hong Kong Listing Rules and other Hong Kong laws and regulations on the offering and listing of shares by issuers incorporated in Chinese mainland, with reference to the actual conditions and needs for the H Share Listing, the Company intends to amend the existing AOA and relevant rules of procedure, so as to create the AOA (Draft), the Rules of Procedure for the General Meeting (Draft), and the Rules of Procedure for the Board of Directors (Draft), each to be applicable after the H Share Listing.

The AOA (Draft), the Rules of Procedure for the General Meeting (Draft), and the Rules of Procedure for the Board of Directors (Draft) shall, upon approval by the general meeting, take effect and be implemented from the date on which the H Shares issued by the Company are listed for trading on the SEHK. Prior to such date, unless otherwise amended, the existing AOA (including any amended versions from time to time) and the relevant rules of procedure thereof shall continue to apply.

Voting results: 7 votes for (representing 100% of the directors); 0 abstentions; 0 votes against.

This proposal remains subject to approval by the Company’s general meeting.

For details, refer to the Announcement on Amending the AOA and Appendices Thereto Applicable After the Offering and H Share Listing and Formulating and Amending Certain Internal Governance Regulations of the Company (Announcement No. 2026-023), the AOA (Draft), the Rules of Procedure for The General Meeting (Draft), and the Rules of Procedure for the Board of Directors (Draft), which have been disclosed on the website of the Shanghai Stock Exchange (http://www.sse.com.cn) on the same date as this announcement.

(XII) Proposal on Amendments to and Formulation of the Company’s Internal Governance Regulations Applicable after the H Share Listing was reviewed and approved on an item-by-item basis

For the purpose of the H Share Listing, the Company intends to amend and formulate the following regulations in accordance with the provisions of relevant domestic and overseas laws, administrative regulations, department rules, and normative documents and relevant regulatory requirements with reference to the actual conditions and needs of the Company:

No.	Title of Sub-proposal	Title of the Corresponding Corporate Regulations	Type	Subject to General Meeting Approval
1	Proposal on Amending the Rules of Procedure for the Nomination Committee of the Board (Draft)	Rules of Procedure for the Nomination Committee of the Board (Draft)	Amended	No
2	Proposal on Amending the Rules of Procedure for the Audit Committee of the Board (Draft)	Rules of Procedure for the Audit Committee of the Board (Draft)	Amended	No
3	Proposal on amending the Rules of Procedure for the Remuneration and Appraisal Committee of the Board (Draft)	Rules of Procedure for the Remuneration and Appraisal Committee of the Board (Draft)	Amended	No
4	Proposal on Amending the Rules of Procedure for the Strategy Committee of the Board (Draft)	Rules of Procedure for the Strategy Committee of the Board (Draft)	Amended	No
5	Proposal on Amending the Working System of Independent Directors (Draft)	Working System of Independent Directors (Draft)	Amended	Yes
6	Proposal on Amending the Regulations for the Management of Related (Connected) Transactions (Draft)	Regulations for the Management of Related (Connected) Transactions (Draft)	Amended	No
7	Proposal on Amending the Regulations for the Management of External Investments (Draft)	Regulations for the Management of External Investments (Draft)	Amended	No
8	Proposal on Amending the Regulations for the Management of External Guarantees (Draft)	Regulations for the Management of External Guarantees (Draft)	Amended	No
9	Proposal on Amending the Regulations for the Management of Information Disclosure (Draft)	Regulations for the Management of Information Disclosure (Draft)	Amended	No
10	Proposal on Amending the Insider Registration Regulations (Draft)	Insider Registration Regulations (Draft)	Amended	No
11	Proposal on Amending the Regulations for Internal Reporting of Material Information (Draft)	Regulations for Internal Reporting of Material Information (Draft)	Amended	No
12	Proposal on Amending the Internal Audit Regulations (Draft)	Internal Audit Regulations (Draft)	Amended	No
13	Proposal on Amending the Regulations for the Management of Shares Held by Directors and Senior Officers and Changes Thereof (Draft)	Regulations for the Management of Shares Held by Directors and Senior Officers and Changes Thereof (Draft)	Amended	No
14	Proposal on Amending the Management Regulations for the Suspension and Exemption of Information Disclosure (Draft)	Management Regulations for the Suspension and Exemption of Information Disclosure (Draft)	Amended	No
15	Proposal on Amending the Regulations for Investor Relations Management (Draft)	Regulations for Investor Relations Management (Draft)	Amended	No
16	Proposal on Formulating the Board and Employee Diversity Policy (Draft)	Board and Employee Diversity Policy (Draft)	Formulated	No

Each of the sub-proposals was voted on separately. Voting results for each: 7 votes for (representing 100% of the directors); 0 abstentions; 0 votes against.

The Proposal on Amending the Working System of Independent Directors (Draft) remains subject to approval by the Company’s general meeting.

The Working System of Independent Directors (Draft) shall, upon approval by the Company’s general meeting, take effect and be implemented from the date on which the H Shares issued by the Company are listed on the SEHK. All other regulations shall take effect and be implemented from the same date. Prior to such date, unless otherwise amended, the Company’s existing internal governance regulations shall continue to apply.

For details, refer to the Announcement on Amending the AOA and Appendices Thereto Applicable After the Offering and H Share Listing and Formulating and Amending Certain Internal Governance Regulations of the Company (Announcement No. 2026-023) and the full text of certain draft governance regulations, which have been disclosed on the website of the Shanghai Stock Exchange (http://www.sse.com.cn) on the same date as this announcement.

(XIII) Proposal on the Formulation of the Company’s Working System for Confidentiality and Archive Management for the Overseas Offering and Listing of Securities was reviewed and approved

To safeguard national economic security, protect social public interests, maintain the Company’s legitimate rights and interests, ensure information security during the process of overseas offering and listing of securities by the Company, and regulate archive management activities of the Company ,the securities company and the securities service institution during the process of overseas offering and listing of securities by the Company, the Company has formulated the Working System for Confidentiality and Archive Management for the Overseas Offering and Listing of Securities.

Voting results: 7 votes for (representing 100% of the directors); 0 abstentions; 0 votes against.

(XIV) Proposal on the Engagement of the Auditor for the H Share Offering and Listing was reviewed and approved

To meet the needs for the H Share Listing, the Company intends to engage BDO Limited (“BDO Hong Kong”) as the auditor for the H Share Listing to issue an auditor’s report in connection with the H Share Listing and to provide opinions on other application documents. The general meeting is further requested to authorize the Company’s management to negotiate with BDO Hong Kong on the audit fees on a fair and reasonable basis and to execute the relevant service agreements.

This proposal was reviewed and approved by the Audit Committee of the Board and was submitted to the Board for approval.

Voting results: 7 votes for (representing 100% of the directors); 0 abstentions; 0 votes against.

This proposal remains subject to approval by the Company’s general meeting.

For details, refer to the Announcement on Engaging the Auditor for the Offering and Listing of H Share (Announcement No. 2026-024), which was disclosed on the website of the Shanghai Stock Exchange (http://www.sse.com.cn) on the same date as this announcement.

(XV) Proposal on the Registration of the Company as a Non-Hong Kong Company in Hong Kong was reviewed and approved

For the purpose of the H Share Listing, the Board of Directors approves that the Company apply to the Hong Kong Companies Registry for registration as a non-Hong Kong company in accordance with the relevant provisions of the Companies Ordinance of Hong Kong (Cap. 622) and the Business Registration Ordinance (Cap. 310), and request the Business Registration Office of Hong Kong for business registration, establishment of the Company’s main place of business in Hong Kong, and appointment of the Company’s authorized representative in Hong Kong/and the authorized representative for service of process for receiving documents and notices of legal proceedings in Hong Kong. Therefore, it is requested to authorize the authorized person of the Board of Directors, the corporate secretary, or the authorized representative for service of process to, either alone or jointly, handle affairs in connection with the registration as a non-Hong Kong company and business registration (including the establishment of the main place of business in Hong Kong, signing and delivery of relevant forms and documents for the registration as a non-Hong Kong company on behalf of the Company, payment of company registration fees and business registration fees, etc.), and handle other affairs in connection with the H Share Listing on behalf of the Company.

Voting results: 7 votes for (representing 100% of the directors); 0 abstentions; 0 votes against.

(XVI) Proposal on the Election of Independent Directors and Election of an Additional Non-independent Directors for the Third Board of Directors was reviewed and approved

Given that Mr. SUTONG ZHANG, an independent director, will retire upon the expiration of term of office, in consideration of the needs for the H Share Listing, pursuant to the relevant provisions of the Company Law, the Administrative Measures for Independent Directors of Listed Companies, the Rules Governing the Listing of Stocks on the Science and Technology Innovation Board of Shanghai Stock Exchange, the Guidelines on Self-regulatory Supervision of Listed Companies on the Science and Technology Innovation Board of Shanghai Stock Exchange No. 1 - Standardized Operation, the Hong Kong Listing Rules and the Corporate Governance Code thereof, to improve the corporate governance structure, based on the recommendation of the Nomination Committee of the Board, the Board of Directors of the Company approves to nominate JUNRUI ZHANG and XUAN FANG as candidates of independent directors for the third Board of Directors, and FANG ZHU as a candidate of non-independent director for the third Board of Directors, whose term of office shall be from the date when the proposal is reviewed and approved by the general meeting to the expiration of the term of the Company’s third Board of Directors.

The effectiveness of this proposal is conditional upon the approval of the Proposal on Changing the Registered Capital, Adjusting the Size of the Board of Directors, and Amending the AOA by the Company’s general meeting.

This proposal was reviewed and approved by the Nomination Committee of the Board and was submitted to the Board for approval.

Voting results: 7 votes for (representing 100% of the directors); 0 abstentions; 0 votes against.

This proposal remains subject to approval by the Company’s general meeting.

For details, refer to the Announcement on Changing Independent Directors, Election of Additional Non-independent Directors, and Adjusting the Specific-purpose Committee of the Board for the Third Board of Directors (Announcement No. 2026-025), which was disclosed on the website of the Shanghai Stock Exchange (http://www.sse.com.cn) on the same date as this announcement.

(XVII) Proposal on the Determination of the Roles of the Company’s Directors was reviewed and approved

For the purpose of the H Share Listing, and in accordance with the relevant requirements of the Hong Kong Listing Rules and other applicable regulations, and to satisfy the corporate governance and operational compliance requirements following the listing, on the basis that JUNRUI ZHANG and XUAN FANG are elected as independent directors for the Company’s third Board of Directors and FANG ZHU is elected as a non-independent director for the Company’s third Board of Directors, the Board of Directors determines the roles for the Company’s directors as follows after the H Share Listing:

(1) Executive Director: HUI WANG, JIAN WANG

(2) Non-executive Directors: CHEN HUANG, FANG ZHU, XIAYUN YANG (where FANG ZHU is a candidate of non-executive director)

(3) Independent Non-executive Directors: SHOULEI JIANG, DATONG CHEN, JUNRUI ZHANG, XUAN FANG (where JUNRUI ZHANG and XUAN FANG are candidates of independent non-executive directors)

The roles of directors above shall take effect from the date when the H Shares of the Company are listed.

This proposal was reviewed and approved by the Nomination Committee of the Board and was submitted to the Board for approval.

Voting results: 7 votes for (representing 100% of the directors); 0 abstentions; 0 votes against.

This proposal remains subject to approval by the Company’s general meeting.

(XVIII) Proposal on Adjustments to the Membership of Specialized Committees of the Third Board of Directors was reviewed and approved

To further improve the corporate governance structure, in accordance with the provisions of the Hong Kong Listing Rules and other relevant laws, regulations, and normative documents and the AOA, in consideration of actual conditions of the Company, the Board of Directors approves to adjust the setup and members of specific-purpose committees of the Company’s Board of Directors, where the adjustment shall take effect from the date when JUNRUI ZHANG and XUAN FANG are elected as independent directors of the Company and FANG ZHU is elected as a non-independent director of the Company.

Voting results: 7 votes for (representing 100% of the directors); 0 abstentions; 0 votes against.

For details, refer to the Announcement on Changing Independent Directors, Election of Additional Non-independent Directors, and Adjusting the Specific-purpose Committee of the Board for the Third Board of Directors (Announcement No. 2026-025), which was disclosed on the website of the Shanghai Stock Exchange (http://www.sse.com.cn) on the same date as this announcement.

(XIX) Proposal on the Purchase of Directors and Senior Officers Liability Insurance and Prospectus Liability Insurance was reviewed

For the purpose of the H Share Listing, to reasonably control the management risks and legal risks for the Company’s directors, senior officers, and other relevant responsible persons, in accordance with relevant overseas laws and regulations and industry practices, the Company intends to purchase the liability insurance for directors, senior officers, and other relevant responsible persons and the prospectus liability insurance (hereinafter collectively referred to as the “Liability Insurances”).

Meanwhile, the general meeting is requested to authorize the Board of Directors and its authorized person to, either alone or jointly, handling the affairs for purchasing the Liability Insurances in compliance with the Appendix C1 Corporate Governance Code of the Hong Kong Listing Rules, as amended from time to time and other relevant overseas provisions and industry practices with reference to the industry level (including but not limited to determining other relevant responsible persons, determining the insurance company, determining the insurance amount, insurance premium, and other insurance provisions, selecting and engaging the insurance agency or other intermediary, signing relevant legal documents, and handling other affairs in connection with the insurance purchase), and handle affairs for renewal or re-insurance upon or prior to the expiration of the Liability Insurances.

This proposal was reviewed and approved by the Remuneration and Appraisal Committee of the Board, with all committee members abstained from voting.

Voting results: All directors abstained from voting on this proposal

This proposal remains subject to approval by the Company’s general meeting.

(XX) Proposal on Use of Surplus Proceeds and Remaining Over-raised Funds for Permanently Replenishing the Working Capital was reviewed and approved

This proposal was reviewed and approved by the Audit Committee of the Board and was submitted to the Board for approval.

Voting results: 7 votes for (representing 100% of the directors); 0 abstentions; 0 votes against.

This proposal remains subject to approval by the Company’s general meeting.

For details, refer to the Announcement on Using Surplus Proceeds and Remaining Over-raised Funds for Permanently Replenishing the Working Capital (Announcement No. 2026-026), which was disclosed on the website of the Shanghai Stock Exchange (http://www.sse.com.cn) on the same date as this announcement.

This Announcement is hereby issued.

ACM Research (Shanghai), Inc.

Board of Directors

May 27, 2026